UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21712

Clough Global Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1.  Reports to Stockholders.

2

Clough Global Equity Fund

Annual Report

March 31, 2008

Shareholder Letter

March 31, 2008

To Our Shareholders:

Despite strong long-term net asset value (NAV) performance and growing distributions to shareholders, the market price discount to NAV for the Clough Global Equity Fund remains wide. In our opinion, this discount seems unreasonable given the total return generated by the Fund and shared with investors via distributions. We note the performance below.

•            During the 12 months ended March 31, 2008, the Fund’s total return, assuming reinvestment of all distributions, was 6.2% based on the NAV and 0.9% based on the market price. That compares to a -5.1% return for the S&P 500 for the same period.

•            Since the Fund’s inception on April 27, 2005, the total growth in net asset value assuming reinvestment of all distributions has been 40.8%, this compares to a cumulative total return of 21.5% for the S&P 500 through March 31, 2008.

•            The Fund’s compound annual return since inception is 12.5% compared to 6.9% for the S&P 500 through March 31, 2008.

•            The Fund’s quarterly distribution has increased from $0.30 per share at inception to $0.45 per share today. Total distributions since inception have been $5.84 and the shares offer a yield of 9.3%, based on market price, as of April 30, 2008.

It is our expectation that, over time, the current discounts to NAV will be reduced if the Fund continues to generate strong, positive total returns, and grow its distributions.

As of March 31, 2008, the Fund had 72% of its investments in common stocks with the balance primarily invested in yield oriented securities. Close to half the Fund’s equity investments are in companies located outside the United States. The Fund’s largest fixed income holdings were high quality, Fannie Mae and Ginnie Mae-backed mortgage securities and US Treasuries. Outside the US, our equity investments are concentrated primarily in Asian markets and in Brazil.

The primary investment themes represented in the Fund continue to be driven by what we have called the “globalization trade,” which consists of investments in global energy and selected materials and infrastructure suppliers.

The “globalization trade” continues to work despite universal claims in the media and elsewhere that the move up in emerging markets and commodities is both speculative, driven solely by financial flows, and bound to reverse. Will emerging markets succumb to contagion from bank issues in the US or will they respond to their own internal demand cycles? We still think the latter and have maintained investments in Taiwan, Korea, Brazil and even Russia. Conventional wisdom claims a global recession will bring an end to growth in those economies, but our research continues to suggest that rapid urbanization and the emergence of domestic consumer credit cycles are far more important.

The infrastructure needs of heavily populated and high savings rate countries like India and China are a powerful stimulant to global demand. Morgan Stanley forecasts that $21 trillion will need to be spent on infrastructure in emerging markets in the next decade, 67% of which will be spent in Asia. Similar cycles are emerging in the Middle East, Russia and Latin America. Investment in energy resources alone could amount to enormous sums as deep water exploration projects proliferate and new pipeline systems are built. In Asia, property inflation is just getting underway.

The financial markets are responding, rightly we think, more to the effects of China’s 45% (and rapidly rising) urbanization rate and its high savings culture than to fears of western recession. First, these equities markets traditionally fall apart during global market corrections but this time they have not. Taiwanese equities, after stagnating through much of the decade, are rallying strongly and Brazilian equities have held near their highs. Quality spreads in their bond markets are more narrow than they are for US and European markets. Some, like Taiwan and Korea, have changed from immature markets dominated by external portfolio flows to more sophisticated bourses which respond increasingly to domestic savings and investment flows that are growing by the day. It is important to note the subprime crisis is primarily a US issue. Asian and Brazilian economies are relatively unlevered, with favorable trade and budget surpluses. Growth is increasingly determined by these internal factors. We think there could be a major reassessment of P/E multiples for these markets as growth in the developed economies slows and their internal growth becomes more visible. If the United Nations’ estimate that emerging markets will account for nearly three quarters of the world’s urban population by 2015 is correct, it is worth our while to invest in that.

The one market that became egregiously overvalued is China’s domestic market, but now it has corrected nearly 50%. That may be enough if Chinese officials respond to a slowing world economy by reversing their restrictive policies. We think they may as inflation pressures ease. We have covered the bulk of our short positions in the mainland companies trading in Hong Kong. Shares in Hong Kong now sell at the same P/E multiple as US shares, despite stronger growth and strong financial and household balance sheets.

Our investments in selected materials producers are allied to the growth in the emerging world. As the global slowdown begins to affect more of the developed world, which industries will have pricing power? We think it will continue to be selectively in the commodity sector. Combined with supply limitations affecting commodities like oil, natural gas, copper and now steel, these sectors have once again become stock market leaders, even though recession fears dominate the stream of market commentary. We still think the evidence points to the fact that high prices are not eliciting new supplies because global reserves of oil, gas and other commodities are overstated and risks of sustained shortages are real. New supplies may be available, but they are harder to extract and of lower quality. In Russia and Mexico, crude oil production is declining and purported new OPEC supplies are conspicuous by their failure to emerge.

Demand for basic services like electricity, transportation, water and power should not only increase in the emerging world, but if our research is right, it will swamp the availability of new commodities supplies. It is a very legitimate question as to whether chronic shortages of basic commodities may be with us for a long time. On the agricultural front, rice shortages are already begetting “beggar thy neighbor” export restrictions. Although we doubt in some instances current elevated prices are sustainable, particularly in the grains, new higher ranges of sustained pricing compared to historic levels do appear likely.

Recently we have built exposure to North American steel producers. In the midst of a severe auto recession, North America is proving to be a great place to manufacture steel,

particularly the structural product used in infrastructure investment. Outdated facilities have been closed and there has been meaningful consolidation globally. China’s steel consumption is rising at double digit rates, so while it used to be a major exporter of steel, higher marginal costs are restricting further exports. Imports have been responsible for at least 20% of US supplies, so as they fall off, US suppliers can price higher. Some US steel producers are integrated into iron ore and coke (coal), perhaps the two most supply restricted commodities in the world.

Energy continues to be a major area of emphasis for the Fund. It is worth nothing that exposure to crude oil is difficult to acquire on the New York Stock Exchange. The large capitalization integrated oil companies are actually short crude given their large downstream operations. There are three major securities that efficiently capture oil exposure in our view, Petroleo Brasileiro S.A., Hess Corp, and Occidental Petroleum Corp., all of which are Fund holdings.

Since the negatives for the financial markets are repeated incessantly in the press, it is worth noting the silver lining that will emerge from US deleveraging. The stock of global savings should accelerate as US households cease borrowing to inflate the housing base and rebuild their depleted savings. While the US is nursing its credit wounds, many Asian and Middle Eastern economies are building huge amounts of investable resources. We may find the net stock of investable funds exceeds the supply of high return investments. Cash sitting in US money market accounts in the US alone stands at $3.5 trillion, foreign exchange reserves in China, Japan, Brazil and Russia stand at an aggregate $4 trillion. Moreover, the major US stock indexes have been declining throughout the decade. All through the decade, nominal interest rates have remained low and now they are heading lower, limiting returns from bonds. In a world of limited investment opportunity and growing liquidity, the surprise may be how well global equities do in the years ahead.

The strength we see in the emerging world contrasts sharply with weakness in the developed markets. Both US and UK consumers are heavily levered, their banking systems are shaky, home prices are falling, defaults are rising, credit is being restricted and a long period of deleveraging has begun. The bottom line is their financial sectors, which dominate their economies, are shrinking. Since growing economies require an ever increasing supply of credit, we think both economies are unlikely to expand much in real terms under such conditions.

On top of that, the Fed may be exacerbating the credit contraction in the US. By making collateralized loans more available to banks and now to broker-dealers (via so-called system repurchase agreements and Term Auction Facilities (TAFs) which essentially expand discount window advances), the Fed has provided these institutions with massive injections of short-term liquidity. While this prevents the forced selling of bad assets into a weak market, it does little to improve the strength of the borrowing institution and likely further damages its solvency. This is because in order to maintain Fed Funds at the targeted rate, the Fed has to drain a similar amount of non borrowed or free reserves from the banking system. It has simply replaced free reserves with borrowed or temporary reserves that must be paid back. This policy forces weak institutions to keep illiquid assets, be it a mortgage, home equity loan or credit card debt, on their balance sheets. These continue to deteriorate in value, further eroding capital and dragging out the crisis. When it comes time to repay or extend those borrowings, the institution will have lost even more of its capital and be less able to create new credit. Persistent weakness in financial equities reflects this dynamic.

We suspect the Federal Reserve will ultimately reduce bank rates further, allowing financial institutions to rebuild profitability and capital via leveraging the government yield curve. Then weak assets can be repriced, markets can eventually clear and financial companies can strengthen their balance sheets.

The balance of the Fund’s equity positions consists of large capitalization US-based companies with dominant market positions and global platforms, strong balance sheets and high cash flows, such as Microsoft Corp. and Cisco Systems. Our short hedges are still focused on weakly capitalized financial and consumer companies. Credit issues are bound to affect a number of small and mid-sized banks which have migrated from markets they know to ones they don’t and whose balance sheets will become more stressed.

The Fund continues to maintain exposures in fixed income markets, providing asset diversification and yield. The structural case for low interest rates on a global basis and a steeper yield curve in the developed financial markets remains strong. For now, we have limited exposure to US and other sovereign debt, simply because we feel returns may be modest at best from these levels. At the same time, we have witnessed sharp increases in credit spreads in virtually all fixed income markets. While there are undoubtedly opportunities that may emerge from these dislocations, we have chosen to maintain our exposure in higher quality positions from a credit risk perspective. The bond positions we have are principally thirty-year AAA Ginnie Mae and Fannie Mae mortgage-backed securities, which are currently offering attractive spreads to treasuries while maintaining ample liquidity during the credit market dislocations. We have also added higher yielding preferred stocks of financial institutions offering attractive income and total return in a large and liquid market.

In closing, we recently announced that we have a plan to refinance the auction market preferred stock (AMPS) that has historically been the source of the bulk of the Fund’s borrowings. We were pleased to be in position to replace those AMPS with an overnight collateralized borrowing agreement which provides the Fund with a lower cost of financing. The AMPS refinancing has begun and will continue over the course of the next few weeks.

We thank you for investing in the Clough Global Equity Fund and we invite you to visit www.cloughglobal.com for updates. If you have questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.3 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Equity Fund.

PORTFOLIO ALLOCATION

March 31, 2008

ASSET TYPE* (Unaudited)

Common Stocks	72.41%
Short-Term Investments	8.18%
Asset/Mortgage - Backed Securities	7.73%
Exchange Traded Funds	5.41%
Options Purchased	1.49%
Preferred Stocks	1.15%
Government & Agency Obligations	1.14%
Structured Notes	0.85%
Participation Notes	0.79%
Corporate Bonds	0.61%
Closed-End Funds	0.23%
Rights	0.01%

GLOBAL BREAKDOWN* (Unaudited)

United States	66.28%
South Korea	4.76%
Hong Kong	4.51%
Taiwan	3.97%
Brazil	3.76%
Japan	2.08%
Canada	1.97%
Bermuda	1.94%
China	1.75%
Thailand	1.58%
Russia	1.36%
Indonesia	1.09%
Great Britain	0.78%
Israel	0.60%
Malaysia	0.57%
Singapore	0.48%
Greece	0.41%
Vietnam	0.40%
Nertherlands	0.34%
Ireland	0.27%
Argentina	0.23%
India	0.22%
Switzerland	0.20%
Chile	0.17%
Papua New Guinea	0.12%
Norway	0.10%
Australia	0.03%
South Africa	0.03%

* As a percentage of total investments, not including securities sold short or any foreign cash balances.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of Clough Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Equity Fund (the “Fund”), including the statement of investments, as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Equity Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
May 22, 2008

STATEMENT OF INVESTMENTS

March 31, 2008

	Shares	Value

COMMON STOCK 113.49%
Agriculture 0.10%
Sadia S.A. - ADR(a)	61,000	$357,024

Consumer/Retail 3.32%
ASKUL Corp.	48,100	890,294
B&G Foods, Inc.	18,700	205,700
Belle International Holdings, Ltd.	480,000	497,723
DSW, Inc.(b)	56,309	729,202
GOME Electrical Appliances Holdings, Ltd.	472,100	1,084,611
Home Inns & Hotels Management, Inc. - ADR(b)	18,600	366,234
Hyundai Department Store Co., Ltd. - ADR	21,200	2,044,327
Jardine Matheson Holdings, Ltd.	59,818	1,889,052
Jardine Strategic Holdings, Ltd.	47,580	800,296
Kraft Foods, Inc.	45,700	1,417,157
Lotte Shopping Co., Ltd.	3,100	939,062
Regal Hotels International Holdings, Ltd.	7,040,500	416,135
Swire Pacific, Ltd.	95,000	1,071,743
		12,351,536
Energy 36.61%
Alternative Energy Technologies 3.74%
China Sunergy Co., Ltd. - ADR(b)	4,000	29,200
Evergreen Solar, Inc.(b)	186,300	1,727,001
First Solar, Inc.(b)	16,800	3,883,152
JA Solar Holdings Co., Ltd. - ADR(b)	4,900	91,140
Sunpower Corp.(b)	55,553	4,139,254
Suntech Power Holdings Co., Ltd. - ADR(b)	100,300	4,068,169
		13,937,916
Coal 5.04%
Alpha Natural Resources, Inc.(b)	32,000	1,390,080
Arch Coal, Inc.	38,707	1,683,755
CONSOL Energy, Inc.(a)	130,200	9,008,538
Foundation Coal Holdings, Inc.	10,000	503,300
Patriot Coal Corp.(b)	430	20,197
Peabody Energy Corp.	91,100	4,646,100
Walter Industries, Inc.	24,000	1,503,120
		18,755,090
Exploration & Production 16.71%
American Oil & Gas, Inc.(b)	63,194	206,644
Anadarko Petroleum Corp.	29,600	1,865,688
Apache Corp.(a)	32,600	3,938,732
Cabot Oil & Gas Corp.	6,000	305,040
Chesapeake Energy Corp.(a)	132,700	6,124,104
ConocoPhillips	21,000	1,600,410
Devon Energy Corp.	35,000	3,651,550
Encana Corp.	17,400	1,318,050
Goodrich Petroleum Corp.(b)	41,900	1,260,352
Hess Corp.(a)	42,900	3,782,922

	Shares	Value

Exploration & Production (continued)
InterOil Corp.(b)	44,200	$727,974
OAO Gazprom - ADR	93,400	4,763,400
Occidental Petroleum Corp.	38,000	2,780,460
Parallel Petro Corp.(b)	68,407	1,338,725
PetroHawk Energy Corp.(b) (c)	30,100	607,117
PetroHawk Energy Corp.(b)	226,503	4,568,566
Petroleo Brasileiro S.A. - ADR(a)	72,800	7,433,608
Quicksilver Resources, Inc.(b)	29,800	1,088,594
Range Resources Corp.	64,700	4,105,215
Southwestern Energy Co.(b)	162,200	5,464,518
Ultra Petroleum Corp.(b)	26,000	2,015,000
XTO Energy, Inc.	53,000	3,278,580
		62,225,249
Oil Services and Drillers 10.58%
Cameron International Corp.(b)	20,000	832,800
Diamond Offshore Drilling, Inc.	28,100	3,270,840
Exterran Holdings, Inc.(b)	24,100	1,555,414
FMC Technologies, Inc.(b)	26,000	1,479,140
Fred Olsen Energy ASA	10,000	567,518
Halliburton Co.	21,000	825,930
Helmerich & Payne, Inc.	53,400	2,502,858
Nabors Industries, Ltd.(b)	59,100	1,995,807
National Oilwell Varco, Inc.(b)	34,000	1,984,920
Noble Corp.	19,800	983,466
ONEOK, Inc.	40,500	1,807,515
Patterson-UTI Energy, Inc.	59,900	1,568,182
Schlumberger, Ltd.(a)	59,300	5,159,100
Seadrill, Ltd.	14,800	396,713
Sempra Energy	40,000	2,131,200
Suncor Energy, Inc.	20,000	1,927,000
Tenaris S.A. - ADR	26,800	1,335,980
Transocean, Inc.(a) (b)	31,481	4,256,231
Weatherford International, Ltd.(b)	66,800	4,840,996
		39,421,610
Tankers 0.54%
DryShips, Inc.	33,800	2,024,958

TOTAL ENERGY		136,364,823

Finance 17.79%
Banks 14.15%
Banco Bradesco S.A. - ADR	153,300	4,255,608
Banco Itau Holding Financeira S.A. - ADR	167,200	3,805,472
Banco Santander Chile S.A. - ADR	19,000	992,940
Bangkok Bank PLC	437,900	1,877,608
Bank Mandiri Persero Tbk PT	3,393,000	1,161,103
BlackRock Kelso Capital Corp.	177,200	2,115,768
Brookline Bancorp, Inc.	71,646	822,496
Daewoo Securities Co., Ltd.(b)	71,640	1,584,204

	Shares	Value

Banks (continued)
Daishin Security System Co., Ltd.(b)	129,500	$781,299
Hana Financial Group, Inc.	93,700	3,831,827
ICICI Bank, Ltd. - ADR	33,700	1,287,003
Indochina Capital Vietnam Holdings, Ltd.(b)	300,000	2,332,500
Kasikornbank PLC	541,100	1,546,737
Kookmin Bank - ADR	18,100	1,014,505
Korea Exchange Bank	88,300	1,176,917
Malayan Banking BHD	95,975	253,553
Melco International Development, Ltd.	348,000	483,815
Mirae Asset Securities(b)	7,100	996,516
Nomura Holdings, Inc.	79,900	1,194,332
PennantPark Investment Corp.	259,200	2,205,792
People’s United Financial, Inc.	37,400	647,394
Public Bank BHD	571,900	1,877,427
Shizuoka Bank, Ltd.	191,000	2,255,287
Siam Commercial Bank PCL - NVDR	1,691,000	4,860,584
Star Asia Financial, Ltd.(d) (e)	125,000	937,500
UBS AG - Registered	39,500	1,147,890
Unibanco - Uniao de Bancos Brasileiros - GDR	31,750	3,703,320
VTB Bank OJSC(b)	78,100	564,663
Woori Finance Holdings Co., Ltd.	136,300	2,374,085
Woori Investment & Securities Co., Ltd.(b)	29,200	619,175
		52,707,320
Non-Bank 3.64%
Apollo Investment Corp.(a)	455,026	7,203,062
Ares Capital Corp.	141,800	1,782,426
Broadridge Financial Solutions, Inc.	6,250	110,000
Daiwa Securities Group, Inc.	135,700	1,176,212
IntercontinentalExchange, Inc.(b)	10,600	1,383,300
Maiden Holdings, Ltd.(d) (e)	40,100	401,000
MCG Capital Corp.	120,000	1,090,800
Nymex Holdings, Inc.	4,700	425,961
		13,572,761
TOTAL FINANCE		66,280,081

Gold/Metals 2.12%
AK Steel Holding Corp.	10,900	593,178
Alcoa, Inc.	154,150	5,558,649
Nucor Corp.	25,600	1,734,144
		7,885,971
Healthcare 0.96%
BioSphere Medical, Inc.(b) (c)	100,000	459,000
BioSphere Medical, Inc.(b)	121,100	555,849
Gilead Sciences, Inc.(b)	28,200	1,453,146
ImClone Systems, Inc.(b)	14,500	615,090
Molecular Insight Pharmaceuticals, Inc.(b)	71,100	480,636
		3,563,721

	Shares	Value

Industrial 8.47%
Aegean Marine Petroleum Network, Inc.	10,400	$355,784
Altra Holdings, Inc.(b)	4,900	65,905
American Science & Engineering, Inc.(a)	5,564	303,627
Chicago Bridge & Iron Company	50,100	1,965,924
Crown Holdings, Inc.(b)	24,900	626,484
Daelim Industrial Co., Ltd.	5,300	676,983
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	19,800	754,733
Dongyang Mechatronics Corp.	129,000	840,158
Energy Conversion Devices, Inc.(b)	98,200	2,936,180
First Resources, Ltd.(b)	493,000	361,749
Guangzhou Shipyard International Co., Ltd.(b)	242,000	740,056
Hanjin Heavy Industries & Construction Co., Ltd.	14,300	902,459
Hitachi Construction Machinery Co., Ltd.	35,000	876,053
Hyundai Heavy Industries Co., Ltd.	1,900	710,809
Hyundai Mipo Dockyard	3,300	741,405
Komatsu, Ltd.	71,500	1,983,322
Maanshan Iron & Steel Co., Ltd.	1,590,000	833,546
Nine Dragons Paper Holdings, Ltd.	530,000	431,074
Samsung Heavy Industries Co., Ltd.	22,900	729,535
Shougang Concord International Enterprises Co., Ltd.	3,420,000	804,173
Smurfit-Stone Container Corp.(b)	280,000	2,156,000
Spirit Aerosystems Holdings, Inc.(b)	37,000	820,660
STX Engine Co., Ltd.	12,900	598,531
Textron, Inc.	12,800	709,376
United States Steel Corp.	75,800	9,616,746
		31,541,272
Insurance 3.45%
ACE, Ltd.	41,800	2,301,508
Castlepoint Holdings, Ltd.	51,600	502,068
Fidelity National Financial, Inc.	263,700	4,833,621
Montpelier Re Holdings, Ltd.	264,800	4,250,040
The Travelers Cos, Inc.	20,000	957,000
		12,844,237
Metals & Mining 3.62%
Agnico-Eagle Mines, Ltd.	14,400	975,024
Anglo American PLC - ADR	33,366	993,306
Cameco Corp.	50,300	1,656,882
Denison Mines Corp.(b)	83,900	529,662
First Uranium Corp.(b)	19,500	144,761
Freeport-McMoRan Copper & Gold, Inc.	75,900	7,303,098
Gerdau S.A. - ADR	47,500	1,452,075
Paladin Energy, Ltd.(b)	41,500	193,048
Uex Corp.(b)	8,500	33,621
Uranium One, Inc.(b)	30,000	98,787
Ur-Energy, Inc.(b)	56,900	100,889
		13,481,153

	Shares	Value

Real Estate 6.49%
Cheung Kong Holdings, Ltd.	390,500	$5,544,415
Cosco Corp. Singapore, Ltd.	200,000	536,162
Great Eagle Holdings, Ltd.	425,767	1,154,322
Hang Lung Properties, Ltd.	205,000	725,685
Henderson Land Development Co., Ltd.	258,000	1,833,232
Hopewell Holdings, Ltd.	179,000	679,646
Hysan Development Co., Ltd.	744,534	2,085,516
Hyundai Development Co.	21,700	1,481,213
Italian-Thai Development PLC	3,685,000	924,615
Kerry Properties, Ltd.	111,000	668,911
Shun Tak Holdings, Ltd.(e)	100,000	132,346
Sun Hung Kai Properties, Ltd.	287,000	4,476,855
Trikona Trinity Capital PLC(b) (e)	614,774	1,285,624
Wharf Holdings, Ltd.	478,125	2,251,583
YNH Property BHD	619,500	412,548
		24,192,673
Real Estate Investment Trusts (REITS) 1.69%
Annaly Capital Management, Inc.(a)	228,000	3,492,960
Anworth Mortgage Asset Corp.	116,800	715,984
Hatteras Financial Corp.(b) (d) (e)	86,400	2,073,600
Regal Real Estate Investment Trust	70,405	16,284
		6,298,828
Technology & Communications 16.07%
Centron Telecom International Holdings, Ltd.(b)	398,000	79,266
Chartered Semiconductor Manufacturing, Ltd.(b)	1,700,000	895,419
China Telecom Corp., Ltd.	1,180,000	739,902
China Unicom, Ltd.	428,000	900,804
Chunghwa Telecom Co., Ltd.	77,000	2,003,540
Cisco Systems, Inc.(b)	406,300	9,787,767
Comcast Corp.	129,400	2,454,718
Corning, Inc.	101,000	2,428,040
CTC Media, Inc.(b)	57,200	1,587,300
Ingram Micro, Inc.(b)	193,700	3,066,271
Intel Corp.	471,100	9,977,897
Magal Security Systems, Ltd.(b)	254,826	1,735,365
Marvell Technology Group, Ltd.(b)	46,100	501,568
Microsoft Corp.(a)	267,800	7,600,164
Net Servicos de Comunicacao S.A. - ADR	88,500	936,330
Oracle Corp.(b)	390,200	7,632,312
Radvision, Ltd.(a) (b)	271,400	1,791,240
Samsung Electronics Co., Ltd.	5,595	3,519,650
Sistema JSFC	32,000	1,027,200
SK Communications Co., Ltd.(b)	18,500	280,204
Time Warner, Inc.	65,500	918,310
		59,863,267

	Shares	Value

Transportation 1.48%
Babcock & Brown Air, Ltd. - ADR	96,200	$1,563,250
Burlington Northern Santa Fe Corp.	12,300	1,134,306
Continental Airlines, Inc.(b)	19,500	374,985
Delta Air Lines, Inc.(b)	16,000	137,600
Golar LNG, Ltd.	48,700	889,749
Norfolk Southern Corp.	26,100	1,417,752
		5,517,642
Utilities 11.32%
AES Corp.(b)	163,000	2,717,210
Bakrie Sumatera Plantations Tbk PT	3,694,000	714,320
Byd Co., Ltd.	476,900	876,266
Cal pine Corp.(b)	79,700	1,468,074
Constellation Energy Group, Inc.	18,100	1,597,687
Dore Holdings, Ltd.(e)	746,110	96,827
DPL, Inc.	114,500	2,935,780
Enbridge, Inc.	69,700	2,874,375
Entergy Corp.	30,400	3,316,032
Equitable Resources, Inc.	62,000	3,651,800
Exelon Corp.	40,800	3,315,816
FirstEnergy Corp.	21,300	1,461,606
FPL Group, Inc.	30,400	1,907,296
Golden Agri-Resources, Ltd.	1,380,000	997,567
IOI Corp. BHD	345,000	765,828
NRG Energy, Inc.(b)	105,100	4,097,849
PT Astra International Tbk	1,712,300	4,510,948
Reliant Energy, Inc.(b)	60,000	1,419,000
Sinopec Shanghai Petrochemical Co., Ltd.	2,312,000	796,150
Southern Union Company	16,400	381,628
Williams Cos., Inc.	68,800	2,269,024
		42,171,083
TOTAL COMMON STOCKS (Cost $412,053,011)		422,713,311

RIGHTS 0.01%
Ares Capital Corp.(b), exercisable 3/25/08-4/21/08 subscription price $11 .002	47,267	26,469
MCG Capital Corp.(b), exercisable 3/28/08-4/18/08 subscription price $6.36	17,143	18,343

TOTAL RIGHTS (Cost $0)		44,812

EXCHANGE TRADED FUNDS 8.47%
iShares Dow Jones Select Dividend	70,000	4,050,900
iShares MSCI Pacific	5,600	759,248
iShares MSCI Taiwan	1,043,900	16,545,815
iShares S&P Latin America 40(a)	30,000	7,575,000
StreetTRACKS Gold Trust(b)	29,003	2,621,291

TOTAL EXCHANGE TRADED FUNDS (Cost $24,766,549)		31,552,254

	Principal
	Amount	Value
PARTICIPATION NOTES 1.24%
BNP China Airlines(b)	$80,100	$46,537
BNP China Trust Financial(b)	2,128,000	2,055,886
BNP Eva Airways(b)	1,110,700	665,407
BNP Yuanta Financial(b)	973,200	912,991
Far Eastern Textile(b)	556,000	937,053

TOTAL PARTICIPATION NOTES (Cost $3,851,186)		4,617,874

	Shares
PREFERRED STOCKS 1.81%
Citigroup, Inc., 8.125%	143,000	3,437,720
Federal National Mortgage Association (FNMA), 7.000%(a) (f)	55,000	2,492,188
Federal National Mortgage Association (FNMA), 8.250%(a)	33,200	798,460

TOTAL PREFERRED STOCKS (Cost $7,111,620)		6,728,368

CLOSED-END FUNDS 0.37%
The Ottoman Fund(b) (e)	835,800	1,360,184

TOTAL CLOSED-END FUNDS (Cost $1,453,874)		1,360,184

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value

CORPORATE BONDS 0.96%
Bank of America Corp.
12/29/2049(f)	8.000%	$950,000	953,059
Suncor Energy, Inc.
06/15/2038(a)	6.500%	2,000,000	1,979,908
Wachovia Corp.
02/28/2049(a) (f)	7.980%	650,000	640,596

TOTAL CORPORATE BONDS (Cost $3,659,446)			3,573,563

Description and Maturity Date	Coupon Rate	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES 12.11%
Fannie Mae Pool
Series 2007-888430, 11/01/2033(a)	5.000%	$2,222,458	$2,206,194
Series 2003-725027, 11/01/2033(a)	5.000%	2,171,717	2,155,825
Fannie Mae REMICS
Series 2006-3, Class ZE, 03/25/2036	6.000%	4,531,182	4,416,707
Series 2007-68, Class KZ, 07/25/2037	6.000%	1,307,388	1,263,320
FNR
Series 2006-65, Class DP, 07/25/2036	6.000%	9,085,348	9,151,990
Series 2006-83, Class HZ, 09/25/2036	6.000%	5,496,993	5,631,427
Freddie Mac Gold Pool
Series 2006-2342, 10/01/2036(a)	5.000%	1,972,863	1,955,829
Freddie Mac REMICS
Series 2007-3271, Class AS, 02/15/2037(f)	21.915%	1,925,779	2,159,923
Ginnie Mae II pool
Series 2007-3939, 01/20/2037(a)	5.000%	949,717	947,093
Series 2007-3952, 02/20/2037(a)	5.000%	735,736	733,704
Series 2007-3964, 03/20/2037(a)	5.000%	5,222,525	5,208,095
Series 2007-3994, 06/20/2037(a)	5.000%	1,124,641	1,121,533
Series 2008-4097, 03/20/2038	5.000%	950,000	947,407
TBA	5.000%	4,650,000	4,649,275
Government National Mortgage Association (GNMA)
Series 2007-37, Class SB, 03/20/2037(f)	13.827%	779,350	786,547
Series 2007-37, Class SA, 03/20/2037(f)	13.827%	1,102,798	1,136,842
Series 2007-37, Class SY, 06/16/2037(f)	14.139%	641,632	654,205

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $43,973,697)			45,125,916

GOVERNMENT & AGENCY OBLIGATIONS 1.78%
U.S. Treasury Bond
06/30/2012(a)	4.875%	6,000,000	6,620,628

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $6,128,791)			6,620,628

STRUCTURED NOTES 1.33%
Merrill Lynch & Co., Inc
01/29/2022(d) (e) (f)	9.580%	7,500,000	4,950,000

TOTAL STRUCTURED NOTES (Cost $7,500,000)			4,950,000

	Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED PUT OPTIONS 2.33%
iShares Russell 2000 Index Fund	September, 2008	$70.00	1,300	$871,000
iShares Russell 2000 Index Fund	May, 2008	67.00	7,500	1,826,250
Oil Service HOLDRs Trust	October, 2008	170.00	1,000	1,490,000
Oil Service HOLDRs Trust	July, 2008	155.00	1,000	575,000
Oil Service HOLDRs Trust	April, 2008	150.00	1,000	40,500
S&P 500 Index Option	June, 2008	1,385.00	300	2,790,000
S&P 500 Index Option	June, 2008	1,350.00	150	1,102,500

TOTAL PUT PURCHASED OPTIONS (Cost $12,165,910)				8,695,250

		Interest
		Rate	Shares	Value
SHORT TERM INVESTMENTS 12.82%
JP Morgan Prime Money Market Fund(g)		2.844%	27,771,541	27,771,541

Merrill Lynch U.S. Treasury Money Market Fund(g)		1.555%	20,000,000	20,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $47,771,541)				47,771,541

Total Investments - 156.72%
(Cost $570,435,625)				583,753,701

Liabilities in Excess of Other Assets - (9.64%)				(35,917,512)

Liquidation Preference of Auction Market Preferred Shares, Series M28 and F7 (including dividends payable on preferred shares) - (47.08%)				(175,346,031)

NET ASSETS - 100.00%				$372,490,158

Expiration Date	Exercise Price	Number of Contracts	Value
SCHEDULE OF PUT OPTIONS WRITTEN
iShares Russell 2000 Index Fund	May, 2008	$60.00	7,500	$(513,750)
iShares Russell 2000 Index Fund	September, 2008	62.00	1,300	(455,000)
Oil Service HOLDRS	April, 2008	130.00	1,000	(2,500)
Oil Service HOLDRs Trust	July, 2008	135.00	1,000	(219,000)
Oil Service HOLDRs Trust	October, 2008	140.00	1,000	(562,500)
S&P 500 Index Option	June, 2008	1,250.00	450	(1,584,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $5,611,019)	$(3,336,750)

SCHEDULE OF SECURITIES SOLD SHORT

Shares	Value
Aluminum Corp. of China, Ltd.	(54,200)	$(2,191,306)
Amazon.com, Inc.(b)	(50,000)	(3,565,000)
American International Group, Inc.	(87,000)	(3,762,750)
Ameriprise Financial, Inc.	(24,100)	(1,249,585)
Ashland, Inc.	(7,500)	(354,750)
Bed Bath & Beyond, Inc.(b)	(25,200)	(743,400)
China Life Insurance Co., Ltd. - ADR	(29,500)	(1,535,770)
CNOOC, Ltd.	(4,500)	(660,555)
Comerica, Inc.	(26,900)	(943,652)
Dawson Geophysical Co.(b)	(2,740)	(184,950)
Dexia S.A.	(82,200)	(2,342,416)
EOG Resources., Inc.	(22,400)	(2,688,000)
Fannie Mae	(75,800)	(1,995,056)
Financial Select Sector SPDR	(188,400)	(4,676,088)
Ford Motor Co.(b)	(154,559)	(884,078)
Freddie Mac	(77,500)	(1,962,300)
General Motors Corp.	(102,500)	(1,952,625)
HSBC Holdings PLC - ADR	(11,900)	(979,370)
Infosys Technologies, Ltd.	(14,100)	(504,357)
iShares Dow Jones US Real Estate Index Fund	(85,900)	(5,592,090)
iShares MSCI Emerging Markets(b)	(62,000)	(8,331,560)
iShares MSCI Mexico Index Fund	(77,400)	(4,574,340)
iShares Russell 2000 Index Fund	(142,000)	(9,728,420)
iShares S&P 500 Index Fund	(25,300)	(3,341,624)
Lehman Brothers Holdings, Inc.	(33,800)	(1,272,232)
Li & Fung, Ltd.	(168,000)	(622,770)
Metavante Technologies, Inc.(b)	(270)	(5,397)
MSCI Germany	(25,700)	(809,807)
Toro Co.	(8,500)	(351,815)
Vanguard Emerging Markets ETF	(64,000)	(6,030,080)

TOTAL SECURITIES SOLD SHORT (Proceeds $81,616,780)	$(73,836,143)

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

ASA - Allmennaksjeselskap is the Norweigan term for a public limited company

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

PCL - Public Company Limited

PT - equivalent to Public Limited Company in Indonesia

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

OJSC - Open Joint Stock Company

JSFC - Joint Stock Financial Corporation

Tbk - Terbuka (stock symbol in Indonesian)

REMICS - Real Estate Mortgage Investment Conduits

SPDR - Standard & Poor’s Depositary Receipt

ETF - Exchange Traded Fund

(a)	Security, or portion of security, is being held as collateral for written options and/or short sales.
(b)	Non-Income Producing Security.
(c)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2008, these securities had a total value of $1,066,117 or 0.29% of total net assets.

(d)

Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2008, these securities had a total value of $8,362,100 or 2.24% of total net assets.

(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2008, these securities had a total value of $11,237,081 or 3.02% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of March 31, 2008.
(g)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

Assets:
Investments, at value (Cost - see below)	$583,753,701
Cash	476,601
Foreign currency, at value (Cost $2,314,825)	2,469,563
Deposit with broker for securities sold short and written options	51,172,032
Dividends receivable	799,564
Interest receivable	429,535
Receivable for investments sold	8,104,459
Other assets	16,367
Total Assets	647,221,822

Liabilities:
Securities sold short (Proceeds $81,616,780)	73,836,143
Options written at value (Premiums received $5,611,019)	3,336,750
Payable for investments purchased	21,445,286
Dividends payable - short sales	78,556
Accrued investment advisory fee	491,193
Accrued administration fee	174,646
Accrued trustees fee	11,040
Other payables	12,019
Total Liabilities	99,385,633

Preferred stock (unlimited shares authorized):
Auction market preferred shares, Series M28 & F7, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 4,000 and 3,000 shares issued and outstanding, respectively)	175,346,031
Net Assets	$372,490,158
Cost of investments	$570,435,625

Composition of Net Assets:
Paid-in capital	339,634,044
Overdistributed net investment income	(242,694)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	9,581 ,488
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	23,517,320
Net Assets	$372,490,158

Shares of common stock outstanding of no par value, unlimited shares authorized	17,840,705
Net asset value per share	$20.88

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $534,305)	$8,806,951
Interest on investment securities	7,359,099
Miscellaneous income	787
Total Income	16,166,837

Expenses:
Investment advisory fee	5,887,874
Administration fee	2,093,466
Trustees fee	144,000
Dividend expense - short sales	1,001,682
Broker/dealer fees	445,296
Interest expense - margin account	429,110
Miscellaneous	22,403
Total Expenses	10,023,831

Net Investment Income	6,143,006

Net realized gain (loss) on:
Investment securities	33,649,593
Securities sold short	365,493
Written options	3,893,977
Foreign currency transactions	(40, 154)
Net change in unrealized appreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(13,373,333)
Net gain on investments, options, securities sold short and foreign currency transactions	24,495,576
Net Increase in Net Assets from Operations	30,638,582
Distributions to Preferred Shareholders from:
Net investment income	(6,985,812)
Net realized gains	(2,440,000)
Net Increase in Net Assets Attributable to Common Shares from Operations	$21,212,770

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31,2008	For the Year Ended March 31,2007
Common Shareholder Operations:
Net investment income	$6,143,006	$5,779,258
Net realized gain (loss) from:
Investment securities	33,649,593	39,599,943
Securities sold short	365,493	(6,670,309)
Written options	3,893,977	2,822,349
Foreign currency transactions	(40,154)	11,803
Net change in unrealized appreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(13,373,333)	(25,712,002)
Distributions to Preferred Shareholders from:
Net investment income	(6,985,812)	(4,196,957)
Net realized gains	(2,440,000)	(4,872,772)
Net Increase in Net Assets Attributable to Common Shares from Operations	21,212,770	6,761,313

Distributions to Common Shareholders from:
Net investment income	(32,416,556)	(30,240,376)
Net realized gain	(11,899,749)	(4,460,176)
Net Decrease in Net Assets from Distributions	(44,316,305)	(34,700,552)

Capital Share Transactions:
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	4,218,367
Net Increase in Net Assets from Capital Share Transactions	—	4,218,367
Net Decrease in Net Assets Attributable to Common Shares	(23,103,535)	(23,720,872)

Net Assets Attributable to Common Shares:
Beginning of period	395,593,693	419,314,565
End of period *	$372,490,158	$395,593,693

*Includes overdistributed net investment income of:	$(242,694)	$(445,322)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Year Ended March 31, 2008	For the Year Ended March 31,2007	For the Period April 27, 2005 (inception) to March 31, 2006
Per Common Share Operating Performance
Net asset value - beginning of period	$22.17	$23.74	$19.10
Income from investment operations:
Net investment income	0.34 *	1.77	0.86
Net realized and unrealized gain (loss) on investments	1.38	(0.88)	5.13
Distributions to preferred shareholders from:
Net investment income	(0.53)	(0.51)	(0.23)
Total from Investment Operations	1.19	0.38	5.76

Distributions to Common Shareholders from:
Net investment income	(1.67)	(1.70)	(0.96)
Capital gains	(0.81)	(0.25)	—
Total Distributions to Common Shareholders	(2.48)	(1.95)	(0.96)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	—	(0.12)
Total capital share transactions	—	—	(0.16)
Net asset value - end of period	$20.88	$22.17	$23.74
Market price - end of period	$18.00	$20.13	$22.46

Total Investment Return - Net Asset Value (1)	6.24%	2.03%	29.90%
Total Investment Return - Market Price (1)	0.86%	(2.08)%	17.36%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$372,490	$395,594	$419,315
Ratios to average net assets attributable to common shareholders:
Total expenses before reimbursements (3)	2.50%	2.43%	2.29	%(2)
Net expenses after reimbursements (3)	2.50%	2.43%	2.26	%(2)
Net expenses excluding dividends on short sales (3)	2.25%	2.16%	2.04	%(2)
Net investment income (3)	1.53%	1.45%	0.98	%(2)
Preferred share dividends	2.35%	2.28%	1.16	%(2)

Portfolio turnover rate	155%	200%	164%

Auction Market preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$175,346	$175,444	$175,411
Total shares outstanding (000)	7	7	7
Asset coverage per share (4)	$78,262	$81,577	$84,961
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share (5)	$25,000	$25,000	$25,000

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are asumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2008.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Options:  The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity as of March 31, 2008 was as follows:

Written Call Options	Contracts	Premiums
Outstanding March 31,2007	10,000	$1,417,456
Positions opened	1,050	284,162
Expired	(230)	(74,289)
Closed	(10,820)	(1,627,329)
Outstanding, March 31, 2008	—	$—
Market Value, March 31, 2008		$—

Written Put Options	Contracts	Premiums
Outstanding March 31,2007	20,000	$2,412,955
Positions opened	16,550	7,544,861
Exercised	(4,300)	(1,933,842)
Expired	(20,000)	(2,412,955)
Outstanding, March 31, 2008	12,250	$5,611,019
Market Value, March 31, 2008		$(3,336,750)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements:  In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2. TAXES

Classification of Distributions:  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2008 and March 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$39,402,368	$34,437,333
Long-Term Capital Gain	14,339,749	9,332,948
Total	$53,742,117	$43,770,281

Components of Earnings:  Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2008, certain differences were reclassified. The Fund decreased accumulated net investment loss by $33,279,407, decreased accumulated net realized gain by $33,280,585 and increased paid in capital by $1,178. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$2,609,744
Accumulated net realized gain	8,626,558
Unrealized appreciation	21,862,506
Other cumulative effect of timing differences	(242,694)
Total	$32,856,114

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2008 were as follows:

Gross appreciation (excess of value over tax cost)	$61,678,563
Gross depreciation (excess of tax cost over value)	(50,362,421)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	10,546,364
Net unrealized appreciation	$21,862,506
Cost of investments for income tax purpose	$572,437,559

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2008 the Fund elected to defer currency losses occurring between November 1, 2007 and March 31, 2008 in the amount of $242,694.

3. CAPITAL TRANSACTIONS

Common Shares:  There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the	For the
	Year Ended	Year Ended
	March 31, 2008	March 31, 2007
Common shares outstanding - beginning of period	17,840,705	17,662,492
Common shares issued as reinvestment of dividends	—	178,213
Common shares outstanding - end of period	17,840,705	17,840,705

Preferred Shares:  On September 14, 2005, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has two series of Auction Market Preferred Shares (“AMPS”), Series M28 and F7. On September 14, 2005, the Fund issued 4,000 shares of Series M28 AMPS and 3,000 shares of Series F7AMPS, with net asset and liquidation values of $25,000 per share plus accrued dividends for both series. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. In February 2008 the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

basis points or LIBOR multiplied by 125% whichever is greater. As of March 31, 2008, the annualized dividend rates for the M28 and F7 series were 3.95% and 4.22%, respectively.

Preferred shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Also see Note 7.

4.   PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2008 aggregated $872,871,079 and $943,535,985, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2008 aggregated $12,740,406 and $46,404,329, respectively.

5.   INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.90% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.   OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

7.   SUBSEQUENT EVENT

Subsequent to the Fund’s fiscal year end, the Fund announced its intent to redeem all outstanding shares of the AMPS, at par, in their entirety pursuant to their terms. The Fund has obtained overnight collateralized financing from a financial institution to provide new funding to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees has approved the refinancing which is expected to lower the costs of leverage for the Fund. The redemption of the Fund’s AMPS was deemed an appropriate alternative for leverage to the Fund and is intended to benefit both the common and preferred shareholders for the Fund.

DIVIDEND REINVESTMENT PLAN

March 31, 2008 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800433-8191.

fundProxy votingPolicieS& ProcedureS

March 31, 2008 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2007, are available without a charge, upon request, by contacting the Fund at
1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDING

March 31, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2008 (unaudited)

Notice is hearby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2008 (unaudited)

The Fund designates the following for federal income tax purposes for the year ended March 31, 2008.

Dividends Received Deduction	7.73%
Qualified Dividend Income	13.53%

TRUSTEES & OFFICERS

March 31, 2008 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trusteesdeemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-seen
Name, Age and Address	of Time served	by Trustee	by Trustee

James E. Canty Age - 44 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.	3

Edmund J. Burke Age - 47 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/ Since Inception Trustee/Since July 12, 2006

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, President and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All-Star Equity Fund and Director and Vice-President of Liberty All-Star Growth Fund, Inc.

3

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-seen
Name, Age and Address	of Time served	by Trustee	by Trustee

Jeremy O. May Age - 38 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May joined ALPS in 1995. Mr. May is a Trustee of ALPS ETF Trust. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Kim Storms Age - 35 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Vice President and Director of Fund Administration. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, and ALPS Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-seen
Name, Age and Address	of Time served	by Trustee	by Trustee

Erin Douglas Age - 31 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Allocation Fund and Clough Global Opportunities Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust

N/A

Michael T. Akins* Age - 31 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust and ALPS ETF Trust.

N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-seen
Name, Age and Address	of Time served	by Trustee	by Trustee

Andrew C. Boynton Age - 52 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. My Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Robert Butler Age - 67 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006	Mr. Butler is currently an independent consultant for businesses. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-seen
Name, Age and Address	of Time served	by Trustee	by Trustee

Adam Crescenzi Age - 65 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Simply Tuscan Imports beginning 2007 (whole-saling) and is also currently a Trustee of Clough Global Allocation Fund, Clough Global Opportunities Fund, Dean College, and Chairman of the Board of Directors of Creative Realities (consulting) and ICEX, Inc. (research). Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts. Previously, Mr. Crescenzi was a founding partner of Telos Partners, a business advisory firm from 1998 until 2007.	3

John F. Mee, Esq. Age - 63 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of the Holly Cross Alumni Association and the Board of Trustees of the Clough Global Allocation Fund and Clough Global Opportunities Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-seen
Name, Age and Address	of Time served	by Trustee	by Trustee

Richard C. Rantzow Age - 69 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice Chairman/Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rantzow is also the Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 63 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

Item 2.  Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2008 and 2007 were $28,647 and $26,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2008 and $0 in 2007.

3

(c)

Tax Fees: The aggregate fees billed for the end of the fiscal years ended 2008 and 2007 for professional services rendered by the principal accounts for tax compliance, tax advice, and tax planning were $3,750 and $3,550, respectively.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $8,000 in 2008 and $8,000 in 2007. These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2008 and $0 for 2007.

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.   Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

4

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of: March 31, 2008

Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception in 2005	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over seven years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception in 2005	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over seven years.
James E. Canty	Partner and Portfolio Manager	Since Inception in 2005

Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over eight years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an ‘‘interested’’ Trustee of the Fund.

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(a)(2)

As of March 31, 2008, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

PM Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $2,821.8 million Total Assets	4 Accounts $391.1 million Total Assets	2 Accounts $161.7 million Total Assets	See below (3)
Eric A. Brock	3 Accounts $2,821.8 million Total Assets	4 Accounts $391.1 million Total Assets	2 Accounts $161.7 million Total Assets	See below (3)
James E. Canty	3 Accounts $2,821.8 million Total Assets	4 Accounts $391.1 million Total Assets	2 Accounts $161.7 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each accounts.

(2) The advisory fee is based in part on the performance for one account totaling $151.1 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others.

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The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2008.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 20087.

Portfolio Manager	Dollar Range of Global Equity Securities Held in Registrant (1)
Charles I. Clough, Jr.	Over $1,000,000
Eric A. Brock	$10,001 - $50,000
James E. Canty	$50,001 - $100,000

(1)	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.     Submission of Matters to Vote of Security Holders

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

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Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex-99.Codeeth..

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)  The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 9, 2008

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 9, 2008

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